Exhibit 99

July 27, 2005
HELMERICH & PAYNE, INC. ANNOUNCES THIRD QUARTER RESULTS
     Helmerich & Payne, Inc. reported net income of $29,825,000 ($0.57 per diluted share) from operating revenues of $207,387,000 for its third fiscal quarter ended June 30, 2005, compared with net income of $4,347,000 ($0.09 per diluted share) from operating revenues of $147,691,000 during last year’s third fiscal quarter ended June 30, 2004.
     For the nine months ended June 30, 2005, the Company reported net income of $91,485,000 ($1.77 per diluted share) from operating revenues of $567,516,000, compared with net income of $16,983,000 ($0.33 per diluted share) from operating revenues of $424,988,000 during the first nine months ended June 30, 2004. Included in net income were gains from the sale of portfolio securities and drilling equipment of $0.45 per share for the first nine months of fiscal 2005, and $0.17 per share for the first nine months of fiscal 2004.
     This year’s third quarter operating income was up in all four of the Company’s business segments compared with both last year’s third quarter and this year’s second quarter. The most significant impact came from the U.S. land rig operations with operating profit totaling $47,244,000 for the third quarter, compared with $9,487,000 for last year’s third quarter and $35,797,000 for this year’s second quarter. Third quarter U.S. land profit margins per rig day rose 18% over the previous quarter from $6,944 to $8,219 per day, despite labor cost increases that drove daily rig expenses up by 4.5% during the same period. Third quarter average rig revenue reached an all time high of $16,658 per day. (See attached financial reports for additional operating statistics.)
     Since March 2005, the Company has announced separate agreements with six companies to construct and operate a total of 22 newly designed FlexRigs, all under three-year contracts with attractive dayrates and economics. The first of the new rigs will be delivered this November.
     Company President and CEO, Hans Helmerich commented, “As the land rig industry experiences capacity limitations resulting in improved profitability and an intensified demand for new rigs, Helmerich & Payne is in the enviable position as the market leader in new-build orders. We are excited about the growth opportunities that lie ahead for the Company and the value created for our shareholders.”
(over)

July 27, 2005
News Release
     Helmerich & Payne, Inc. (HP/NYSE) is a contract drilling company that owns 91 U.S. land rigs, 11 U.S. platform rigs located in the Gulf of Mexico, 26 rigs located in South America, for a total of 128 rigs. Included in the total fleet of 128 rigs are 50 H&P-designed and operated FlexRigs.
     Helmerich & Payne, Inc.’s conference call/webcast is scheduled for this morning and can be accessed at http://www.hpinc.com under Investor Relations and will begin at 11:00 a.m. ET (10:00 a.m. CT). If you are unable to participate during the live webcast, the call will be archived for a year on H&P’s website indicated above.
     The information to be disclosed in the conference call and webcast shall include forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by H&P in its Form 10-K filed with the Securities and Exchange Commission on December 13, 2004. As a result of these factors, H&P’s actual results may differ materially from those indicated or implied by such forward-looking statements.
*FlexRig® is a registered trademark of Helmerich & Payne, Inc.
Contact: Doug Fears
(918) 588-5208
(more)

News Release
July 27, 2005
HELMERICH & PAYNE, INC.
Unaudited
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31	June 30		June 30
CONSOLIDATED STATEMENTS OF INCOME	2005	2005	2004	2005	2004

Operating Revenues:
Drilling — U.S. Land	$122,394	$138,720	$88,550	$370,302	$245,960
Drilling — U.S. Offshore	18,649	19,905	21,260	58,910	60,637
Drilling — International	41,799	46,030	35,487	130,300	110,759
Real Estate	2,608	2,732	2,394	8,004	7,632

	185,450	207,387	147,691	567,516	424,988

Operating costs and expenses:
Operating costs	114,321	121,470	105,562	347,043	304,293
Depreciation	23,950	23,419	23,934	70,631	69,604
General and administrative	9,593	11,680	9,516	30,519	28,407

	147,864	156,569	139,012	448,193	402,304

Operating income	37,586	50,818	8,679	119,323	22,684

Other income (expense):
Interest and dividend income	1,193	1,671	328	3,825	1,489
Interest expense	(3,246)	(3,127)	(3,114)	(9,682)	(9,448)
Gain on sale of investment securities	(36)	—	—	26,313	11,976
Income from asset sales	971	603	102	12,390	1,738
Other	348	29	13	375	131

	(770)	(824)	(2,671)	33,221	5,886

Income before income taxes and equity in income of affiliates	36,816	49,994	6,008	152,544	28,570

Income tax provision	15,153	20,627	2,522	62,910	12,137

Equity in income of affiliates net of income taxes	687	458	861	1,851	550

NET INCOME	$22,350	$29,825	$4,347	$91,485	$16,983

Earnings per common share:
Basic	$0.44	$0.58	$0.09	$1.80	$0.34
Diluted	$0.43	$0.57	$0.09	$1.77	$0.33

Average common shares outstanding:
Basic	50,955	51,233	50,404	50,909	50,273
Diluted	51,891	52,236	50,880	51,793	50,816
(more)

News Release
July 27, 2005
HELMERICH & PAYNE, INC.
Unaudited
(in thousands)

CONSOLIDATED CONDENSED BALANCE SHEETS	6/30/05	9/30/04

ASSETS
Cash and cash equivalents	$236,285	$65,296
Other current assets	198,998	180,590

Total current assets	435,283	245,886

Investments	165,500	161,532
Net property, plant, and equipment	967,153	998,674
Other assets	2,652	752

TOTAL ASSETS	$1,570,588	$1,406,844

LIABILITIES AND SHAREHOLDERS’ EQUITY
Total current liabilities	$65,584	$59,903
Total noncurrent liabilities	278,724	232,831
Long-term notes payable	200,000	200,000
Total shareholders’ equity	1,026,280	914,110

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,570,588	$1,406,844

(more)

News Release
July 27, 2005
HELMERICH & PAYNE, INC.
Unaudited
(in thousands)

	Nine Months Ended
	June 30
CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS	2005	2004

OPERATING ACTIVITIES:
Net Income	$91,485	$16,983
Depreciation	70,631	69,604
Changes in assets and liabilities	13,578	2,166
Gain on sale of assets and investment securities	(38,703)	(11,766)
Non-monetary investment gain	—	(1,946)
Other	(3,316)	(801)

Net cash provided by operating activities	133,675	74,240

INVESTING ACTIVITIES:
Capital expenditures	(54,082)	(70,536)
Purchase of investments	(5,000)	—
Proceeds from sale of assets and investment securities	92,207	17,313

Net cash provided by (used in) investing activities	33,125	(53,223)

FINANCING ACTIVITIES:
Net proceeds (payments) from short-term notes	379	(27,000)
Dividends paid	(12,607)	(12,083)
Proceeds from exercise of stock options	16,417	4,324

Net cash provided by (used in) financing activities	4,189	(34,759)

Net increase (decrease) in cash and cash equivalents	170,989	(13,742)
Cash and cash equivalents, beginning of period	65,296	38,189

Cash and cash equivalents, end of period	$236,285	$24,447

(more)

News Release
July 27, 2005

SEGMENT REPORTING	Three Months Ended			Nine Months Ended
	March 31	June 30		June 30
	2005	2005	2004	2005	2004
		(in thousands, except days and per day amounts)
U.S. LAND OPERATIONS
Revenues	$122,394	$138,720	$88,550	$370,302	$245,960
Direct operating expenses	69,695	74,639	62,784	211,312	177,217
General and administrative expense	1,839	2,346	1,831	6,051	5,623
Depreciation	15,063	14,491	14,448	44,310	41,431
Operating income	$35,797	$47,244	$9,487	$108,629	$21,689

Activity days	7,589	7,797	7,071	22,974	20,109
Average rig revenue per day	$15,018	$16,658	$11,537	$15,028	$11,342
Average rig expense per day	$8,074	$8,439	$7,893	$8,108	$7,924
Average rig margin per day	$6,944	$8,219	$3,644	$6,920	$3,418
Rig utilization	94%	94%	89%	93%	85%

U.S. OFFSHORE OPERATIONS
Revenues	$18,649	$19,905	$21,260	$58,910	$60,637
Direct operating expenses	10,992	11,504	13,615	35,343	37,334
General and administrative expense	817	1,071	792	2,722	2,288
Depreciation	2,668	2,682	3,033	7,857	9,103

Operating income	$4,172	$4,648	$3,820	$12,988	$11,912

Activity days	450	455	572	1,468	1,487
Average rig revenue per day	$29,297	$32,614	$27,955	$28,981	$29,593
Average rig expense per day	$14,928	$16,426	$16,347	$15,133	$16,158
Average rig margin per day	$14,369	$16,188	$11,608	$13,848	$13,435
Rig utilization	45%	45%	52%	49%	45%
(more)

News Release
July 27, 2005

SEGMENT REPORTING	Three Months Ended			Nine Months Ended
	March 31	June 30		June 30
	2005	2005	2004	2005	2004
		(in thousands, except days and per day amounts)
INTERNATIONAL OPERATIONS
Revenues	$41,799	$46,030	$35,487	$130,300	$110,759
Direct operating expenses	32,920	35,192	28,210	98,967	86,938
General and administrative expense	497	619	428	1,769	1,617
Depreciation	4,800	4,935	5,103	14,501	15,263

Operating income	$3,582	$5,284	$1,746	$15,063	$6,941

Activity days	1,728	1,916	1,567	5,467	4,574
Average rig revenue per day	$19,430	$19,536	$18,827	$19,393	$19,888
Average rig expense per day	$13,672	$14,633	$14,577	$13,900	$14,846
Average rig margin per day	$5,758	$4,903	$4,250	$5,493	$5,042
Rig utilization	71%	80%	53%	74%	52%

Per day calculations for international operations exclude gains and losses from translation of foreign currency transactions.

Operating statistics exclude the effects of offshore platform and international management contracts, and do not include reimbursements of “out-of-pocket” expenses in revenue per day, expense per day and margin calculations.

Reimbursed amounts were as follows:

U.S. Land Operations	$8,419	$8,838	$6,971	$25,046	$17,889
U.S. Offshore Operations	$1,410	$2,412	$1,180	$5,293	$4,332
International Operations	$3,794	$4,115	$2,479	$11,008	$9,250

REAL ESTATE
Revenues	$2,608	$2,732	$2,394	$8,004	$7,632
Direct operating expenses	1,174	838	953	3,039	2,804
Depreciation	573	628	579	1,763	1,664

Operating income	$861	$1,266	$862	$3,202	$3,164
(more)

News Release
July 27, 2005
The following table reconciles operating income per the information above to income before income taxes and equity in income of affiliates as reported on the Consolidated Statements of Income (in thousands).

SEGMENT REPORTING	Three Months Ended			Nine Months Ended
	March 31	June 30		June 30
	2005	2005	2004	2005	2004

Operating income
U.S. Land	$35,797	$47,244	$9,487	$108,629	$21,689
U.S. Offshore	4,172	4,648	3,820	12,988	11,912
International	3,582	5,284	1,746	15,063	6,941
Real Estate	861	1,266	862	3,202	3,164

Segment operating income	$44,412	$58,442	$15,915	$139,882	$43,706
Corporate general and administrative	(6,440)	(7,644)	(6,465)	(19,977)	(18,879)
Other depreciation	(846)	(683)	(771)	(2,200)	(2,143)
Inter-segment elimination	460	703	—	1,618	—

Operating income	$37,586	$50,818	$8,679	$119,323	$22,684

Other income (expense):
Interest and dividend income	1,193	1,671	328	3,825	1,489
Interest expense	(3,246)	(3,127)	(3,114)	(9,682)	(9,448)
Gain on sale of investment securities	(36)	—	—	26,313	11,976
Income from asset sales	971	603	102	12,390	1,738
Other	348	29	13	375	131

Total other income (expense)	(770)	(824)	(2,671)	33,221	5,886

Income before income taxes and equity in income of affiliates	$36,816	$49,994	$6,008	$152,544	$28,570

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